STATEMENT OF ADDITIONAL INFORMATION

                                                                 April 30, 2003,
                 as revised on May 16, 2003, as further revised January 23, 2004

SCUDDER ADVISOR FUNDS

TAX FREE MONEY FUND INVESTMENT
NY TAX FREE MONEY FUND INVESTMENT

Scudder Advisor Funds (prior to May 16, 2003, known as BT Investment Funds) (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. The Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment, (each a "Fund" and, collectively, the "Funds") are described herein.

Prior to April 27, 2001, the Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment invested all of their investable assets in diversified open-end management investment companies having the same investment objectives as each Fund. These investment companies were the Tax Free Money Portfolio and the NY Tax Free Money Portfolio, respectively, (each, a "Portfolio" and collectively, the "Portfolios"). Since April 27, 2001 each Fund is now operating as a stand-alone mutual fund that directly acquires and manages its own portfolio of securities. The NY Tax Free Money Fund Investment and the Tax Free Money Fund Investment may in the future seek to achieve their investment objective by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each Fund. Shares of the Funds are sold by Scudder Distributors, Inc. ("SDI"), the Trust's distributor (the "Distributor"), to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. ("DeAM, Inc."), the Funds' investment advisor ("Advisor"), and to clients and customers of other organizations.

The Trust's Prospectus for the Funds, dated April 30, 2003, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc.). Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Trust's Prospectus. The financial statements for each Fund for the fiscal year ended December 31, 2002, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2002. A copy of each Fund's Annual Report may be obtained without charge by calling each Fund at 1-800-730-1313.

                        DEUTSCHE ASSET MANAGEMENT, INC.
                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                           Administrator of the Funds

                           SCUDDER DISTRIBUTORS, INC.
                                  Distributor


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                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............................. .1
Investment Objectives........................................................ .1
Investment Policies.......................................................... .1
Additional Risk Factors...................................................... 10
Investment Restrictions...................................................... 35
Portfolio Turnover........................................................... 39
Fund Transactions............................................................ 40
NET ASSET VALUE.............................................................. 41
PURCHASE AND REDEMPTION INFORMATION.......................................... 42
Purchase of Shares........................................................... 42
Redemption of Shares......................................................... 43
MANAGEMENT OF THE TRUST AND FUNDS............................................ 45
Trustee Ownership in the Funds............................................... 53
Trustee Compensation Table................................................... 56
Code of Ethics............................................................... 59
Investment Advisor........................................................... 60
Administrator................................................................ 63
Distributor.................................................................. 64
Service Agent................................................................ 64
Expenses..................................................................... 66
Counsel and Independent Accountants.......................................... 66
ORGANIZATION OF THE TRUST.................................................... 66
DIVIDENDS AND TAXES.......................................................... 69
Dividends.................................................................... 69
Taxation of the Funds and Their Investments.................................. 69
Taxation of Shareholders..................................................... 70
PERFORMANCE INFORMATION...................................................... 72
FINANCIAL STATEMENTS......................................................... 75
APPENDIX..................................................................... 76

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                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective.

Tax Free Money Fund Investment seeks a high level of current income exempt from Federal income taxes consistent with liquidity and the preservation of capital through investment in a portfolio primarily of obligations issued by states and their authorities, agencies, instrumentalities and political subdivisions. Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds and notes that pay interest exempt from Federal tax. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

NY Tax Free Money Fund Investment seeks a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital through investment in a portfolio primarily of obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. Under normal conditions, the Fund invests at least 80% of its assets in notes and bonds of the State of New York and its related agencies and authorities and issuers in certain other locales that are exempt from New York State and City income tax. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

                              INVESTMENT POLICIES

Quality and Maturity of the Fund's Securities. Each Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Fund, will also determine that all securities purchased by the Funds present minimal credit risks. The Advisor will cause each Fund to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Fund. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. The Funds may invest in U.S. dollar-denominated investment grade fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of U.S. banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Australia and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. government and include: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. government or its agencies,
instrumentalities   or   sponsored
enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Other Debt Obligations. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Fund's minimum credit quality standards, are comparable in priority and security to other securities of such issuer which have been rated investment grade or, if unrated, are determined by the Advisor to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security.

Credit Enhancement. Certain of a Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect the Fund's share price. Subject to the diversification limits contained in Rule 2a-7, each Fund may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-U.S. banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Funds would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Each Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement and the Funds are delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased the Funds could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitor on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Funds may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Fund enters into a reverse repurchase agreement it will identify on its book cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). The Funds' liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Fund until settlement takes place.

At the time the Funds make the commitment to purchase securities on a when-issued or delayed delivery basis, each Fund will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Funds' net assets will fluctuate to a greater degree when each Fund sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Funds will meet their obligations from maturities or sales of the segregated securities and/or from cash flow. If the Funds choose to dispose of the right to acquire a when-issued security prior to its acquisition, each Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Funds engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Variable Rate Securities. Each Fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes." The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and each Fund could suffer a loss if the issuer defaults or during periods in which the Funds are not entitled to exercise their demand rights. See "Illiquid Securities."

lliquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

MUNICIPAL SECURITIES:

General. The Funds may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal   Obligations.   The  two  principal   classifications   of  Municipal
Obligations are "notes" and "bonds." Municipal Obligations are further classified as "general obligation" and "revenue" issues and the securities held by the Tax Free Money Fund and NY Tax Free Money Fund may include "moral obligations" which are normally issued by special purpose authorities.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. The Funds may invest in municipal notes, which include:

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the Federal Housing Authority ("FHA"); however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. The Fund may invest in municipal bonds. Municipal bonds include general obligation bonds,
revenue  bonds,   private  activity  bonds  and  tender  option  bonds.

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Private Activity Bonds.

Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Municipal Trust Receipts. The Funds may invest up to 25% of their net assets in municipal trust receipts, or MTRs. MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds receive an opinion of legal counsel to the effect that the income from each MTRs is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

                            ADDITIONAL RISK FACTORS

In addition to the risks discussed above, the Funds' investments may be subject to the following risk factors:


       SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS.

Some of the significant financial considerations relating to the New York Tax Free Money Fund Investment's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's most recent fiscal year began on April 1, 2002 and ended on March 31, 2003. The most recent published Update to the Annual Information Statement was dated February 3, 2003 with supplement dated March 3, 2003.

Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.

In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. The most significant short-term risk to the Financial Plan is that the Legislature will fail to enact legislation authorizing the State to securitize its tobacco settlement payments during State fiscal year 2002-03 as recommended in the Governor's Executive Budget. To securitize its tobacco payments, the Executive Budget recommends the sale of the tobacco payment stream to a statutorily created, bankruptcy-remote corporation that would be a subsidiary of the Municipal Bond Bank Agency. In exchange for the sale of the tobacco payment stream asset, the State will receive one or more upfront payments from the proceeds generated from the issuance of bonds by the corporation.

As of March 3, 2003, the Legislature has not acted on the enabling legislation submitted by the Governor, or on any other budget bills for the 2003-04 fiscal year. If the Legislature does not act on the tobacco securitization legislation promptly, the State will be required to defer payments budgeted in 2002-03 until 2003-04. If necessary, the State may also take other actions to reduce disbursements or increase receipts. The State has no plans to issue short-term tax and revenue anticipation notes or borrow funds from the Tax Stabilization Reserve Fund (the "rainy day" fund) to bring the budget into balance in the current fiscal year.

Any payment deferrals from 2002-03 are expected to be made in 2003-04 and would therefore weaken the State's cashflow in the first quarter of that year, and would also adversely affect the cashflow of school districts and local governments. The Financial Plan, which assumes the enactment of the Governor's budget recommendations in their entirety (including the receipt of tobacco securitization proceeds), projects that the General Fund will have closing balances of $195 million in May, $369 million in July, and $358 million in August 2003 (such levels are below those achieved in recent years). To meet its cash-flow needs during this period in the absence of an enacted budget, DOB may limit the level of spending authorized through interim spending appropriations to essential contractual and statutory obligations. The State is investigating other austerity measures to augment its cash-flow position if the Legislature fails to enact a budget during this period.

As in any year, there can be no assurance that a budget will be enacted by the Legislature by the star of the fiscal year, or that the budget that is enacted will not differ materially and adversely from the projection described herein.

In every year, many uncertainties exist in the forecast of the national and State economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below the current receipts forecast. Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003. Several proposals could have a detrimental impact on New York State income receipts.

There are  several  significant  risks  that  could  adversely  affect  the U.S.
economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.

Financial market performance also impacts the level of contributions required for the pension funds. The Financial Plan assumes that the State's 2003-04 pension contribution will be toward the lower end of the range of contributions provided by the State Comptroller in October 2002. On February 7, 2003 the Comptroller provided in updated estimate of pension costs for the 2003-04 fiscal year that estimates that State contributions are likely to be $660 million higher than the amounts budgeted in the Financial Plan. To the extent the required contribution is greater than such amount, the State will be required by law to pay the deficiency, with interest, by the second fiscal year following such underpayment. The Comptroller does not estimate pension contribution costs beyond those due in the upcoming fiscal year, and any such future costs would be dependent on numerous variables, including the performance of the assets of the New York State and Local Retirement Systems (the "Systems").

The State Comptroller is the Administrative Head of the Systems, and Trustee of the assets of those Systems. If the proposed pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

State Economy. The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent for 2002. Bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market. On a calendar year basis, bonuses are estimated to have fallen 23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.

The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

Recent events, such as the war with Iraq and the concomitant threat of terrorist acts, have increased the risks to the forecast for both employment and wages. The continuing erosion of investor confidence has had a major impact on Wall Street and the New York City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in January and February of this year, due largely to uncertainty related to pending military conflict. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for New York State goods and services, will continue to have an adverse impact on the State's economic recovery.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04, $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $39.74 billion in fiscal year 2002-03, a decrease of $1.41 billion from the 2001-02 fiscal year. This total includes $28.36 billion in tax receipts, $4.09 billion in miscellaneous receipts, and $7.30 billion in transfers from other funds. Estimated General Fund receipts for 2003-04 are projected at $38.19 billion or $1.75 billion below 2002-03 estimate.

The significant year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. The estimated impact of the World Trade Center disaster on 2002-03 receipts remains significant, and within the range estimated in the immediate aftermath of the September 11 attacks. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

General Fund disbursements, including transfers to other funds, are projected to total $39.77 billion for 2002-03, an annual decrease of $1.45 billion or from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $90.95 billion. General Fund disbursement for 2003-04 is projected to be $38.64 billion, a decrease of $1.14 billion (2.9 percent) from the current year.

The projected 2002-03 General Fund closing balance of $1.0 billion, consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day"
fund), $198 million in remaining projected extra tobacco securitization receipts, $20 million in the Contingency Reserve Fund (the State's litigation reserve) and $75 million in the Community Projects Fund.

All Governmental Funds receipts are projected to be $90.22 billion in 2003-04, a decrease of $401 million from 2002-03. Tax receipts are projected to decrease by $310 million to total $40.93 billion, while miscellaneous receipts are projected to increase by $288 million to total $17.23 billion over 2002-03. Federal Grants are projected to total $32.06 billion, a decrease of $379 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance.

On an All Governmental Funds basis, the State Financial Plan budgets spending for World Trade Center costs of $2.06 billion in 2002-03 and $496 million in 2003-04 which represents both pass-through aid and disbursements financed by the State. Most of the spending is supported by Federal funds ($2 billion in 2002-03 and $946 million in 2003-04). In addition to disaster cleanup and recovery spending, Federal money will finance, among other things, expand counseling and trauma services ($99 million). In 2001-02, the State spent $654 million for World Trade Center costs ($352 million of which was pass-through aid).

The Financial Plans reflect pass-through aid related to reimbursement for September 11 costs within the amounts shown for total disbursement. For 2002-03, pass-through aid is projected to total $1.7 billion, of which $1 billion relates to expected reimbursement for liability insurance. Aid amounts decline in 2003-04 to $861 million, as reimbursement for initial response efforts - debris removal and crisis counseling - nears completion. Nearly all of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the disaster.

Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.

Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan. Spending from Special Revenue Funds is projected to total $45.58 billion in 2003-04.

Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Capital Projects Funds spending in 2003-04 is projected at $5.64 billion.

Debt Service Funds. Estimated debt service disbursements from the debt service funds type are projected at $3.10 billion for 2002-03 and $3.37 billion for 2003-04. The $271 million increase is due to a combination of ongoing debt management actions that lower the State's cost of borrowing in 2002-03 to provide recurring savings.

The historical financial results for the prior three fiscal years are presented below.

2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at
1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a/ Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New

York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

On March 9, 2002, the President  signed  nationwide  stimulus  legislation  that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

On January 28, 2003, the City released a modification to its four-year financial plan, which incorporates changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflect other revised forecasts, such as significantly higher pension costs. The modification also reflects the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increase revenues that were included in the November modification.

The January modification assumes the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-03 and $3.4 billion in fiscal year 2003-04. The modification includes further reductions in planned agency spending, revenue increases, and City proposals that require approval by the State ($1.7 billion) and federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumes a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining and assumes that the Governor's Executive Budget will not reduce the level of State aid assumed in the financial plan.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of the Fund.

Rating Services. The ratings of Moody's and Standard and Poor's ("S&P") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings categories of Moody's and S&P is set forth in the Appendix to this SAI.

                            INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Whenever a Fund is requested to vote on a change of its investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.


TAX FREE MONEY FUND INVESTMENT

Under investment policies adopted by the Trust, on behalf of Tax Free Money Fund Investment, the Fund will:

     Under normal conditions, invest at least 80% of its assets in investments the income from which is exempt from federal taxes.


NY TAX FREE MONEY FUND INVESTMENT

Under investment policies adopted by the Trust, on behalf of NY Tax Free Money Fund Investment, the Fund will:

     Under normal conditions, invest at least 80% of its assets in investments the income from which is excluded from federal income taxes and exempt from New York State and City personal income taxes.

EACH FUND

Under investment policies adopted by the Trust, on behalf of each Fund, each Fund may not:

     1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed), as the case may be, calculated in each case at market.

     2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund, as the case may be, and only to secure borrowings for temporary or emergency purposes.

     3. Invest more than 5% of the total assets of the Fund, as the case may be, in any one issuer (other than U.S. Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the NY Tax Free Money Fund Investment may be invested in the assets of one issuer, and (ii) this restriction shall not preclude the purchase by the Tax Free Money Fund Investment of issues guaranteed by the U.S. government, its agencies or instrumentalities or backed by letters of credit or guarantees of one or more commercial banks or other financial institutions, even though any one such commercial bank or financial institution provides a letter of credit or guarantee with respect to securities which in the aggregate represent more than 5%, but not more than 10%, of the total assets of the Fund; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

     4. Invest more than 25% of the total assets of the Fund in the securities of issuers in any single industry; provided that (i) this limitation shall not apply to the purchase of U.S. Government Obligations, (ii) with respect to the Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment, this limitation shall not apply to the purchase of Municipal Obligations or letters of credit or guarantees of banks that support Municipal Obligations; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

     5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     6. Underwrite the securities issued by others (except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, except that each Fund may bid, separately or as part of a group, for the purchase of Municipal Obligations directly from an issuer for its own portfolio in order to take advantage of any lower purchase price available. To the extent these securities are illiquid, they will be subject to the Fund's 10% limitation on investments in illiquid securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund from investing in obligations secured by real estate or interests therein.

     8. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements.

     9. Invest more than an aggregate of 10% of the net assets of the (taken, in each case, at current value) in (i) securities that cannot be
          readily   resold  to  the  public  because
          of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

     10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

     11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

     12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

     13. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or its investment advisor owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

     14. Invest in warrants, except that the Fund may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund of which not more than 2% of the net assets of the Fund may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

     15. Neither Fund will invest less than 80% of its net assets in Municipal Obligations under normal market conditions; provided, however, that nothing in this restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

Additional Restrictions. In order to comply with certain statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

         (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Fund's) total assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v)      invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and, provided further, that the Fund shall not invest in any other open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Fund will not invest in another open-end registered investment company);

         (vii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (The Funds have no current intention to engage in short selling);

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

For purposes of diversification under the 1940 Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, the subdivision will be regarded as the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee or letter of credit will be considered a separate security issued by the government or entity and would be separately valued.

                               PORTFOLIO TURNOVER

Each Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Funds, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Funds' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                               FUND TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by the Advisor, which also is responsible for placing these transactions, subject to the overall review of the Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by the Advisor and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Portfolios. When a Fund and one or more other Funds or accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Purchases and sales of securities on behalf of the Funds usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Funds except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission. Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisor is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund involved, the other Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage services.

                                NET ASSET VALUE

The net asset value ("NAV") per share of each Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day"). The NAV per share of each Fund is calculated twice on each Valuation Day as of 12:00 noon, Eastern time, and as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (each time at which the NAV of a Fund is calculated is referred to herein as the "Valuation Time"). If the markets for the Funds' primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share of each Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment and other assets), less all liabilities, by the total number of its shares outstanding. Each Fund's NAV per share will normally be $1.00.

The valuation of each Fund's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The Funds' use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. Each Fund will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of two years or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of each Fund also has established procedures designed to allow investors in the Fund, such as the Trust, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of each Fund's holdings by each Fund's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Fund's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of a Fund's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by a Fund's Board of Trustees. In the event the Fund's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the respective Fund's Board of Trustees must cause the Fund to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Fund's assets by using available market quotations.

Each investor in a Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of the close of the following business day.

                      PURCHASE AND REDEMPTION INFORMATION

                               PURCHASE OF SHARES

The Funds accept purchase orders for shares of each Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisors (including Service Agents).

Purchase orders for shares of a Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary) and transmission to Scudder Investments Service Company, as the Trust's Transfer Agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 12:00 noon (Eastern time) and prior to the close of the NYSE, the shareholder will receive the dividend declared on the following day even if Deutsche Bank Trust Company Americas ("DBT Co.") receives federal funds on that day. If the purchase order is received prior to 12:00 noon, the shareholder will receive that Valuation Day's dividend. The Funds and their Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in a Fund closes early, the Fund will cease taking purchase orders at that time.

Each Fund accepts purchase orders for shares at the NAV per share next determined on each Valuation Day. The minimum initial and subsequent investment amounts are set forth in the Funds' prospectus. The minimum initial investment in each Fund may be allocated in amounts not less than $100,000 per fund in certain funds in the Deutsche Asset Management Family of Funds. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Funds may be purchased in only those states where they may be lawfully sold.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to DBT Co. purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

If you have money invested in an eligible Deutsche Asset Management Fund, you can:

o        Wire money into your account,

o Open an account by exchanging from another eligible Deutsche Asset Management/Scudder Investments fund, or

o        Contact your Service Agent or Investment Professional.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit Plan"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination of Direct Deposit Plan by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit Plan in the event that any item is unpaid by the shareholder's financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                              REDEMPTION OF SHARES

The Transfer Agent may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are process without charge by the Trust. The Transfer Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled "Minimum Investments" in the Prospectus for the account minimum balance.

The Funds may accept purchase or sale orders when the New York Stock Exchange is closed in certain limited circumstances, such as in response to an unexpected situation that causes the New York Stock Exchange to be closed, if the 'Fed wire' is open, the primary trading markets for the Fund's portfolio instruments are open and the Fund's management believes there is adequate liquidity.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. In addition, the Funds may delay payment of redemption in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances in the previous sentence.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o        Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to another account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter. Each Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                               EXCHANGE OF SHARES

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The exchange privilege disclosed in the Funds' prospectus provides that the Advisor may require a shareholder to own shares of a Fund for 15 days before the purchase order for shares of the other fund will be processed. This 15-day hold policy is not currently being implemented for money market funds.

                       MANAGEMENT OF THE TRUSTS AND FUNDS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between a Trust/Fund and persons or companies furnishing services to the Trust/Funds, including the Trust's/Funds' agreements with the investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers of the Fund and the Trust, respectfully, are responsible for managing the Trust's/Funds' affairs and for exercising the Trust's/Funds' powers except those reserved for shareholders and those assigned to the investment advisor and other service providers. Each Trustee holds office until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and officer of the Trust and the Trust's Board as of April 30, 2003. The first section of the table lists the information for each Trustee who is not an "interested person" of the Trust and Funds (as defined by the 1940 Act) (a "Non-Interested Trustee"). Information for each Trustee who is an "interested person" (an "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 because of their employment with either the Funds' investment advisor and/or distributor. The mailing address for the Trustees and officers with respect to Trust/Fund operations is One South Street, Baltimore, Maryland 21202. The current Board of Trustees was elected July 30, 2002.

                  TRUSTEES AND OFFICERS OF THE TRUST AND FUNDS

NON-INTERESTED TRUSTEES

Name, Date of Birth,                                                                        Number of Funds in
Position with the Funds and   Business Experience and Directorships                         the Fund Complex
Length of Time Served^1,^2    During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, Diligence LLC (international information                    68
2/3/47                        collection and risk management) (September 2000 to present);
Trustee since 2002            Chairman, IEP Advisors, Inc. (July 1998 to present);
                              Chairman of the Board, Weirton Steel Corporation3 (April
                              1996 to present); Member of the Board, Hollinger
                              International, Inc.3 (publishing) (1995 to present), HCL
                              Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                              Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron
                              Inc.3 International Advisory Council (July 1996 to present).
                              Formerly, Partner, McKinsey & Company (consulting)
                              (1991-1994) and US Chief Negotiator in Strategic Arms
                              Reduction Talks (START) with former Soviet Union and US
                              Ambassador to the Federal Republic of Germany (1985-1991);
                              Member of the Board, Homestake Mining3 (mining and
                              exploration) (1998-February 2001), Archer Daniels Midland
                              Company3 (agribusiness operations) (October 1996-June 2001)
                              and Anchor Gaming (gaming software and equipment) (March
                              1999-December 2001).
----------------------------------------------------------------------------------------------------------------
S. Leland Dill                Trustee, Phoenix Zweig Series Trust (since September 1989),           66
3/28/30                       Phoenix Euclid Market Neutral Funds (since May 1998)
Trustee since 1986            (registered investment companies); Retired (since 1986).
                              Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                              Director, Vintners International Company Inc. (wine vintner)
                              (June 1989-May 1992), Coutts (USA) International (January
                              1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                              (March 1991-March 1999) (private bank); General Partner,
                              Pemco (investment company) (June 1979-June 1986).
----------------------------------------------------------------------------------------------------------------
Martin J. Gruber              Nomura Professor of Finance, Leonard N. Stern School of               67
7/15/37                       Business, New York University (since September 1964);
Trustee since 1999            Trustee, CREF (Pension Fund) (since January 2000); Director,
                              S.G. Cowen Mutual Funds (January 1985-January 2001), Japan
                              Equity Fund, Inc. (since January 1992), Thai Capital Fund,
                              Inc. (since January 2000) and Singapore Fund, Inc. (since
                              January 2000) (registered investment companies). Formerly,
                              Trustee, TIAA (Pension Fund) (January 1996-January 2000).
----------------------------------------------------------------------------------------------------------------


                                       37

Name, Date of Birth,                                                                        Number of Funds in
Position with the Funds and   Business Experience and Directorships                         the Fund Complex
Length of Time Served^1,^2    During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (January 1997 to present); Director,          66
5/27/37                       Soundview Technology Group Inc. (investment banking) (July
Trustee since 2002            1998 to present), Corvis Corporation3 (optical networking
                              equipment) (July 2000 to present), Brown Investment Advisory
                              & Trust Company (investment advisor) (February 2001 to
                              present), The Nevis Fund (registered investment company)
                              (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly,
                              Director, Circon Corp.3 (medical instruments) (November
                              1998-January 1999); President and Chief Executive Officer,
                              The National Association of Securities Dealers, Inc. and The
                              NASDAQ Stock Market, Inc. (1987-1997); Chief Operating
                              Officer of Alex. Brown & Sons Incorporated (now Deutsche
                              Bank Securities Inc.) (1985-1987); General Partner, Alex.
                              Brown & Sons Incorporated (now Deutsche Bank Securities
                              Inc.) (1976-1985).
----------------------------------------------------------------------------------------------------------------
Richard J. Herring            Jacob Safra Professor of International Banking and                    66
2/18/46                       Professor, Finance Department, The Wharton School,
Trustee since 1999            University of Pennsylvania (since July 1972); Director,
                              Lauder Institute of International Management Studies (since
                              July 2000); Co-Director, Wharton Financial Institutions
                              Center (since July 2000) and Vice Dean and Director, Wharton
                              Undergraduate Division (July 1995-June 2000).
----------------------------------------------------------------------------------------------------------------
Graham E. Jones               Senior Vice President, BGK Realty, Inc. (commercial real              66
1/31/33                       estate) (since 1995); Trustee, 8 open-end mutual funds
Trustee since 2002            managed by Weiss, Peck & Greer (since 1985) and Trustee of
                              18 open-end mutual funds managed by Sun Capital Advisers,
                              Inc. (since 1998).
----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The Pew Charitable             66
4/10/51                       Trusts (charitable foundation) (1994 to present); Executive
Trustee since 2002            Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly,
                              Executive Director, The Pew Charitable Trusts (1988-1994);
                              Director, ISI Family of Funds (registered investment
                              companies) (1997-1999) and Director, The Glenmede Trust
                              Company (investment trust and wealth management) (1994-2002).
----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.          Principal, Philip Saunders Associates (Economic and                   66
10/11/35                      Financial Consulting) (since November 1988). Formerly,
Trustee since 1986            Director, Financial Industry Consulting, Wolf & Company
                              (consulting)(1987-1988); President, John Hancock Home
                              Mortgage Corporation (1984-1986); Senior Vice President of
                              Treasury and Financial Services, John Hancock Mutual Life
                              Insurance Company, Inc. (1982-1986).
----------------------------------------------------------------------------------------------------------------
William N. Searcy             Pension & Savings Trust Officer, Sprint Corporation3                  66
9/03/46                       (telecommunications) (since November 1989); Trustee of 18
Trustee since 2002            open-end mutual funds managed by Sun Capital Advisers, Inc.
                              (since October 1998).


                                       38

Name, Date of Birth,                                                                        Number of Funds in
Position with the Funds and   Business Experience and Directorships                         the Fund Complex
Length of Time Served^1,^2    During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates, Inc. (consulting           69
1/29/40                       firm) (May 1982 to present). Formerly, President and
Trustee since 2002            Trustee, Trust for Investment Managers (registered
                              investment company) (April 1999-June 2002); President,
                              Investment Company Administration, L.L.C. (January
                              1992*-July 2001); President, Treasurer and Director, First
                              Fund Distributors, Inc. (June 1990-January 2002); Vice
                              President, Professionally Managed Portfolios (May
                              1991-January 2002) and Advisors Series Trust (October
                              1996-January 2002) (registered investment companies);
                              President, Guinness Flight Investment Funds, Inc.
                              (registered investment company) (June 1994-November 1998).
                              * Inception date of the corporation which was the
                              predecessor to the L.L.C.


Interested Trustee

Name, Date of Birth,                                                                       Number of Funds in
Position with the Funds and  Business Experience and Directorships                         the Fund Complex
Length of Time Served^1,^2   During the Past 5 Years                                       Overseen
---------------------------------------------------------------------------------------------------------------
Richard T. Hale^4            Managing Director, Deutsche Bank Securities Inc. (formerly            200
7/17/45                      Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
Chairman and Trustee since   Management (1999 to present); Director and President,
2002                         Investment Company Capital Corp. (registered investment
                             advisor) (1996 to present); Director, Deutsche Global Funds,
                             Ltd. (2000 to present), CABEI Fund (2000 to present), North
                             American Income Fund (2000 to present); Director, Scudder
                             Global Opportunities Fund (since 2003); Director/Officer
                             Deutsche/Scudder Mutual Funds (various dates); President,
                             Montgomery Street Securities, Inc. (2002 to present)
                             (registered investment companies); Vice President, Deutsche
                             Asset Management, Inc. (2000 to present); formerly,
                             Director, ISI Family of Funds (registered investment
                             companies; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------


Officers

Name, Date of Birth,
Position with the Funds and  Business Experience and Directorships
Length of Time Served^1,^2   During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
Richard T. Hale4             See information provided under Interested Trustee.
7/17/45
President since 2003
---------------------------------------------------------------------------------------------------------------


                                       39

Name, Date of Birth,
Position with the Funds and  Business Experience and Directorships
Length of Time Served^1,^2   During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5             Vice President, Deutsche Asset Management (September 2000-present). Formerly,
10/13/63                     Director, John Hancock Signature Services (1992-2001); Senior Manager,
Vice President and           Prudential Mutual Fund Services (1987-1992).
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5           Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice
8/5/57                       President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank
Treasurer since 2002         Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998).
---------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002-present) and Director,
3/27/54                      Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset
Secretary since 1999         Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche
                             Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States
                             Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which these funds are a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

^5       Address: Two International Place, Boston, Massachusetts.



Trustee Ownership in the Funds

------------------------------------- ---------------------- --------------------- -----------------------------------
                                         Dollar Range            Dollar Range          Aggregate Dollar Range of
                                         of Beneficial          of Beneficial              Ownership as of
                                         Ownership in            Ownership in         December 31, 2002 in all
                                          NY Tax Free              Tax Free               Funds Overseen by
                                           Money Fund             Money Fund            Director in the Fund
Trustee                                  Investment^1,^2        Investment^1,^2               Complex^1,^2
------------------------------------- ---------------------- --------------------- -----------------------------------
Independent Trustees
------------------------------------- ---------------------- --------------------- -----------------------------------
Richard R. Burt                       None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------
S. Leland Dill                        None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------
Martin J. Gruber                      None                   None                  $10,001-$50,000
------------------------------------- ---------------------- --------------------- -----------------------------------
Joseph R Hardiman                     None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------
Richard J. Herring                    None                   None                  $50,001-$100,000
------------------------------------- ---------------------- --------------------- -----------------------------------
Graham E. Jones                       None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------


                                       40

------------------------------------- ---------------------- --------------------- -----------------------------------
                                         Dollar Range            Dollar Range          Aggregate Dollar Range of
                                         of Beneficial          of Beneficial              Ownership as of
                                         Ownership in            Ownership in         December 31, 2002 in all
                                          NY Tax Free              Tax Free               Funds Overseen by
                                           Money Fund             Money Fund            Director in the Fund
Trustee                                  Investment^1,^2        Investment^1,^2               Complex^1,^2
------------------------------------- ---------------------- --------------------- -----------------------------------
Rebecca W. Rimel                      None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------
Philip Saunders, Jr.                  None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------
William N. Searcy                     None                   None                  $1-$10,000
------------------------------------- ---------------------- --------------------- -----------------------------------
Robert H. Wadsworth                   None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------

------------------------------------- ---------------------- --------------------- -----------------------------------
Interested Trustee
------------------------------------- ---------------------- --------------------- -----------------------------------
Richard T. Hale                       None                   None                  Over $100,000
------------------------------------- ---------------------- --------------------- -----------------------------------


1. The amount show includes share equivalents of funds in which the Board member is deemed to be invested pursuant to the Funds' deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

2. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the Funds, the information in the following table reflects ownership by the Non-Interested Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

------------------------------- ---------------------- --------------- ----------- -------------- ---------------
                                                                                   Value of       Percent of
                                                                                   Securities     Class on an
                                Owner and                                          on an          Aggregate
                                Relationship to                        Title of    Aggregate      Basis
Trustee                         Trustee                Company         Class       Basis
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Richard R. Burt                 N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
S. Leland Dill                  N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------


                                       41

------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Richard R. Burt                 N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
S. Leland Dill                  N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Martin J. Gruber                N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Joseph R Hardiman               N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Richard J. Herring              N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Graham E. Jones                 N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Rebecca W. Rimel                N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Philip Saunders, Jr.            N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
William N. Searcy               N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------
Robert H. Wadsworth             N/A                                                None
------------------------------- ---------------------- --------------- ----------- -------------- ---------------

Remuneration. Officers of the Trust receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or trustees of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Non-Interested Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Fund Complex's Audit and Compliance Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following table shows compensation received by each Trustee from each Fund and aggregate compensation from the Fund Complex during the calendar year 2002.

                           TRUSTEE COMPENSATION TABLE

-------------------------------- --------------------------- -------------------------- -----------------------------

                                 Aggregate Compensation      Aggregate Compensation     Total Compensation from
         Trustee                 from NY Tax Free Money      from Tax Free Money        Fund Complex^2
-------------------------------- --------------------------- -------------------------- -----------------------------
Harry Van Benschoten^1           $824                        $824                       $33,750
-------------------------------- --------------------------- -------------------------- -----------------------------
Charles P. Biggar^1              $824                        $824                       $33,832
-------------------------------- --------------------------- -------------------------- -----------------------------
Richard R. Burt                  $174                        $245                       $124,500
-------------------------------- --------------------------- -------------------------- -----------------------------
S. Leland Dill                   $1,005                      $10079                     $102,250
-------------------------------- --------------------------- -------------------------- -----------------------------
Martin Gruber                    $998                        $1,069                     $109,000
-------------------------------- --------------------------- -------------------------- -----------------------------
Richard T. Hale                  $0                          $0                         $0
-------------------------------- --------------------------- -------------------------- -----------------------------
Joseph R. Hardiman               $174                        $245                       $96,000
-------------------------------- --------------------------- -------------------------- -----------------------------
Richard J. Herring               $998                        $1,069                     $99,750
-------------------------------- --------------------------- -------------------------- -----------------------------


                                       42

-------------------------------- --------------------------- -------------------------- -----------------------------

                                 Aggregate Compensation      Aggregate Compensation     Total Compensation from
         Trustee                 from NY Tax Free Money      from Tax Free Money        Fund Complex^2
-------------------------------- --------------------------- -------------------------- -----------------------------
Graham E. Jones                  $174                        $245                       $80,500
-------------------------------- --------------------------- -------------------------- -----------------------------
-------------------------------- --------------------------- -------------------------- -----------------------------
Bruce E. Langton^1               $824                        $824                       $33,832
-------------------------------- --------------------------- -------------------------- -----------------------------
Rebecca W. Rimel                 $174                        $245                       $96,000
-------------------------------- --------------------------- -------------------------- -----------------------------
Philip Saunders, Jr.             $998                        $1,069                     $99,750
-------------------------------- --------------------------- -------------------------- -----------------------------
William N. Searcy                $174                        $245                       $83,500
-------------------------------- --------------------------- -------------------------- -----------------------------
Robert H. Wadsworth              $174                        $245                       $126,000
-------------------------------- --------------------------- -------------------------- -----------------------------

^1       No longer a Trustee as of July 30, 2002.

^2 During the calendar year 2002, the total number of funds in the Fund Complex was 198. During the calendar year 2002, the total number of funds overseen by each Trustee was 84, except for Mr. Van Benschoten (42 funds), Mr. Biggar (42 funds), Mr. Burt (86 funds), Mr. Gruber (85 funds), Mr. Hale (198 funds), Mr. Hardiman (82 funds), Mr. Langton (42 funds) and Mr. Wadsworth (87 funds).

The Advisor and the Administrator reimbursed the Funds for a portion of their Trustees fees for the period above. See "Investment Advisor" and "Administrator" below.

As of April 3, 2003 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of any Fund or of the Trust (all series taken together).

As of April 3, 2003, the following shareholders of record owned 5% or more of the outstanding shares of Tax Free Money Fund Investment: Private Bank Sweep, Custody Attn. Linda Anderson, 280 Park Avenue - 22 West, New York, NY 10017-1216 (69.15%); Charter Mac Owner Trust 1 Nat-1, Interest A/C, Charter Mac Owner Trust 1, 625 Madison Ave, New York, NY 10022 (13.34%); Charter Mac Origination Trust Series Nat-4, 625 Madison Ave, New York, NY 10022 (8.86%). As of April 3, 2003 the following shareholders of record owned 5% or more of the outstanding shares of NY Tax Free Money Fund Investment: Private Bank Sweep, Custody, Attn. Linda Anderson, 1 BT Plaza, 17th Floor, New York, NY 10015 (62.03%); Jerome Wiesenthal and Solomon P. Friedman TR Florence Kahn Weinberg Inter Vivos C/O Moses & Singer LLP, 1301 Avenue of the Americas, New York, NY 10019-6022 (12.86%); The Aksenal Company LLC, 411 5th Avenue, New York, NY 10016 (5.97%).

           INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

The Board of Trustees of the Trust met five times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committees:

Audit and Compliance Committee: The Audit and Compliance Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit and Compliance Committee receives annual representations from the auditors as to their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chairman) and the remaining Non-Interested Trustees. The Audit and Compliance Committee met five times during the most recent calendar year.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by each Fund's portfolio in accordance with the Trust's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Trust's Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Trustees organized a Nominating and Governance Committee as well as Fixed Income, Equity and
Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The members of the Nominating and Governance Committee are all of the Fund's Non-Interested Trustees.

                                 CODE OF ETHICS

The Board of Trustees of each Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Funds' Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Funds' Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Funds' Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Funds' Advisor and its affiliates (including the Fund's Distributor, Scudder Distributors, Inc.) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the

Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

INVESTMENT ADVISOR

DeAM, Inc. (or, the 'Advisor') serves as the Funds' investment advisor. Prior to April 30, 2001, Deutsche Bank Trust Company Americas ('DBT Co.'), formerly Bankers Trust Company, served as the Funds' investment advisor. DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc., or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of each Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed each Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for each Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by each Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

DeAM, Inc., subject to the supervision and direction of the Board of Trustees of the Funds, manages the Funds in accordance with each Fund's investment objective and stated investment policies, makes investment decisions for the Funds, places orders to purchase and sell securities and other financial instruments on behalf of the Funds and employs professional investment managers and securities analysts who provide research services to the Funds. DeAM, Inc. may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Funds are placed by DeAM, Inc. with brokers, dealers and other financial intermediaries that it selects, including those affiliated with DeAM, Inc. A DeAM, Inc. affiliate will be used in connection with a purchase or sale of an investment for the Fund only if DeAM, Inc. believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Funds will not invest in obligations for which DeAM, Inc. or any of its affiliates is the ultimate obligor or accepting bank. The Funds may, however, invest in the obligations of correspondents or customers of DeAM,

Inc. Under the Advisory Agreement, DeAM, Inc. receives a fee from each Fund computed daily and paid monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

For the fiscal year ended December 31, 2002, DeAM, Inc. earned $256,027 as compensation for investment advisory services provided to the Tax Free Money Fund Investment. During the same period DeAM, Inc. reimbursed $83,994 to the Fund to cover expenses. For the period April 27, 2001 through December 31, 2001, DeAM, Inc. earned $68,089 as compensation for investment advisory services provided to the Tax Free Money Fund Investment. During the same period DeAM, Inc. reimbursed $25,141 to the Fund to cover expenses.

For the period January 1, 2001 through April 26, 2001, DBT Co. earned $92,853 as compensation for investment advisory services provided to the Tax Free Money Portfolio. For the fiscal year ended December 31, 2000, DBT Co. earned $233,528 as compensation for investment advisory services provided to Tax Free Money Portfolio. During the same periods, DBT Co. reimbursed $43,075 and $29,126 respectively, to Tax Free Money Portfolio to cover expenses.

For the fiscal year ended December 31, 2002, DeAM, Inc. earned $167,341 as compensation for investment advisory services provided to the NY Tax Free Money Fund Investment. During the same period DeAM, Inc. reimbursed $80,586 to the Fund to cover expenses. For the period April 27, 2001 through December 31, 2001, DeAM, Inc. earned $61,617 as compensation for investment advisory services provided to the NY Tax Free Money Fund Investment. During the same period DeAM, Inc. reimbursed $717 to the Fund to cover expenses.

For the period January 1, 2001 through April 26, 2001, DBT Co. earned $56,857 as compensation for investment advisory services provided to the NY Tax Free Money Portfolio. For the fiscal year ended December 31, 2000, DBT Co. earned $131,586 as compensation for investment advisory services provided to NY Tax Free Money Portfolio. During the same periods, DBT Co. reimbursed $39,288 and $44,229, respectively, to NY Tax Free Money Portfolio to cover expenses.

The Funds' prospectus contains disclosure as to the amount of DeAM, Inc.'s investment advisory and Investment Company Capital Corp.'s administration and services fees, including waivers thereof. The Advisor and Administrator may not recoup any of their waived investment advisory or administration and services fees.

ADVISORY CONTRACT APPROVAL

Each Fund's Advisory Agreement was most recently approved by a majority of the Funds' Board of Trustees, including a majority of those Trustees who were not parties to the Advisory Agreement or "interested persons" of any such parties, on June 7, 2002, and approved by shareholders at a meeting called for the purpose of approving the Advisory Agreement on July 30, 2002. The Advisory Agreement will continue in effect only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to such Advisory Agreement or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of a Fund. In approving the Funds' investment advisory agreements, the Board, including the Non-Interested  Trustees,  carefully considered (1) the nature, quality and extent of services to be provided to each Fund; (2) the investment advisory fees paid by the Funds would remain the same under the new Advisory Agreements as under the prior advisory agreements; (3) investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; (4) staffing and capabilities of DeAM, Inc. to manage the Funds; (5)
investment advisory fees provided under the prior advisory agreements and expense ratios and asset size of the Funds and relative to appropriate peer groups; and (6) DeAM, Inc.'s profitability from managing the Funds (both individually and collectively) and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Funds, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the approval of the Advisory Agreement was in the best interests of each Fund and its shareholders. The Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. The Advisor may terminate any Advisory Agreement at any time without penalty on 60 days' written notice to the Fund. The Advisory Agreements terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

The Advisory Agreements provide that neither Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, provided that nothing therein shall be deemed to be protect or purport to protect DeAM, Inc. against any liability to a Fund or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Advisory Agreement .

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Funds' advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions.

DeAM, Inc. is registered with the Securities and Exchange Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

                                 ADMINISTRATOR

Investment Company Capital Corp ('ICCC' or the 'Administrator') serves as the administrator to the Funds. Prior to July 1, 2001, DBT Co. served as the administrator to the Funds. Under its Administration and Services Agreements with the Trust, the Administrator calculates the net asset value of the Funds and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintains each Funds general accounting records. SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. SFAC hired State Street Bank and Trust Company ("SSB") as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement. The Administration and Services Agreements provides for the Trust to pay the Administrator a fee, computed daily and paid monthly, equal on an annual basis to 0.60% of the average daily net assets of Tax Free Money Fund Investment and NY Tax Free Money Fund Investment.

Under the Administration and Services Agreements, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Fund reasonably deems necessary for the proper administration of the Trust and each Fund. ICCC will generally assist in all aspects of the Funds' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trust or the Funds), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's and each Fund's Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate the net asset value, net income and realized capital gains or losses of the Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal year ended December 31, 2002, ICCC earned $1,024,106 as compensation for administrative and other services provided to the Tax Free Money Fund Investment. For the period July 1, 2001 through December 31, 2001, ICCC earned $433,678 as compensation for administrative and other services provided to the Tax Free Money Fund Investment and reimbursed $14,360 to the Tax Free Money Fund Investment to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $543,261 as compensation for administrative and other services provided to the Tax Free Money Fund Investment. For the fiscal year ended December 31, 2000, DBT Co. earned $854,530 as compensation for administrative and other services provided to the Tax Free Money Fund Investment and reimbursed $53,856, and $78,276, respectively, to the Tax Free Money Fund Investment to cover expenses.

For the fiscal year ended December 31, 2002, ICCC earned $669,364 as compensation for administrative and other services provided to the NY Tax Free Money Fund Investment. For the period July 1, 2001 through December 31, 2001, ICCC earned $335,263 as compensation for administrative and other services provided to the NY Tax Free Money Fund Investment.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $340,475 as compensation for administrative and other services provided to the NY Tax Free Money Fund Investment. For the fiscal year ended December 31, 2000, DBT Co. earned $481,410 as compensation for administrative and other services provided to the NY Tax Free Money Fund Investment and reimbursed $46,163 and $54,677, respectively, to the NY Tax Free Money Fund Investment to cover expenses.
>
For the period January 1, 2001 through April 26, 2001, DBT Co. earned $370,768 as compensation for administrative and other services provided to the Tax Free Money Portfolio. For the fiscal years ended December 31, 2000 and 1999, DBT Co. earned $77,843 and $78,598, respectively, as compensation for administrative and other services provided to Tax Free Money Portfolio.

For the period January 1, 2001 through April 26, 2001, DBT Co. earned $226,365 as compensation for administrative and other services provided to the NY Tax Free Money Portfolio. For the fiscal years ended December 31, 2000 and 1999, DBT Co. earned $43,862 and $47,758, respectively, as compensation for administrative and other services provided to the NY Tax Free Money Portfolio.

                                  DISTRIBUTOR

Scudder Distributor's Inc. ("SDI") serves as the distributor of each Fund's shares pursuant to the Distribution Agreement. Prior to August 19, 2002, ICC Distributors, Inc. was the Funds' distributor. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

                        TRANSFER AGENT AND SERVICE AGENT

Scudder Investments Service Company ("SISC"), 222 South Riverside Plaza, Chicago, IL 60606, serves as transfer agent of the Trust pursuant to a transfer agency agreement. Prior to December 16, 2002, ICCC served as the Funds' transfer agent. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC is compensated by ICCC out of its administration fee and may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

The Fund compensates service agents ('Service Agent', which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds) whose customers invest in shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. SISC acts as a Service Agent pursuant to its agreement with the Trust. SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with ICCC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                                   CUSTODIAN

As of April 11, 2003, State Street Bank and Trust Company ("SSB"), One Heritage Drive - JPB/2N, North Quincy, MA 02171, serves as Custodian for the Trust. As Custodian, it holds each Fund's assets. Prior to April 11, 2003, Deutsche Bank Trust Company Americas, an affiliate of the Funds' advisor and administrator, served as Custodian to the Funds.

                                    EXPENSES

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Advisor or SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and from time to time provides certain legal services to the Advisor and the Administrator. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 has been selected as Independent Accountants for the Trust.

                           ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The interests in each Fund are divided into separate series, no series of which has any preference over any other series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of such Trust and requires that notice of this disclaimer be given in the agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declaration of Trust provides for indemnification from such Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of a Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote.

Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of such Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

In the event separate series or classes are established, all beneficial interests in the Trust, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of a Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The Fund's shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote. Except as described below, whenever a Fund is requested to vote on matters pertaining to the Fund, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Fund, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Fund that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund.

As of April 3, 2003, the following shareholders of record owned 25% or more of the voting securities of the Tax Free Money Fund Investment and, therefore, may, for certain purposes, be deemed to control and be able to affect the outcome of certain matters presented for a vote of its shareholders: Private Bank Sweep, Custody, Attn. Linda Anderson, 280 Park Avenue - 22 West, New York, NY (69.15%). As of April 3, 2003, the following shareholders of record owned 25% or more of the voting securities of the NY Tax Free Money Fund Investment, and, therefore, may, for certain purposes, be deemed to control and be able to affect the outcome of certain matters presented for a vote of its shareholders: Private Bank Sweep, Custody, Attn. Linda Anderson, 1 BT Plaza - 17th Floor, New York, NY 10015 (62.03%).

Scudder Advisor Funds was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed its current name on May 16, 2003.

                              DIVIDENDS AND TAXES

The following is a general summary of certain Federal income tax consequences of investing in the Funds. It is not a complete discussion of all such consequences nor does it deal with all categories of investors. Investors are therefore advised to consult their own tax advisors before making an investment in a Fund.

                                   DIVIDENDS

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

                  TAXATION OF THE FUNDS AND THEIR INVESTMENTS

Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that each Fund is a regulated investment company, each Fund will not be liable for Federal income taxes to the extent all of its taxable net investment income and net realized long-and short-term capital gains, if any, are distributed to its shareholders. Although the Trust expects the Funds to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders. Each Fund does not anticipate paying any excise taxes which will be payable if the Fund fails to distribute sufficient amount of its income and gains. Each Fund's dividends and distributions generally will not qualify for the dividends received deduction for corporations.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, distributions would be taxable as dividends to shareholders to the extent of current and accumulated earnings and profits, and the entire amount of such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Funds are not subject to the Federal income taxation. Instead investors investing in a Fund must take into account, in computing their Federal income tax liability, their share of the Fund's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Fund. Each Fund determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among investors in that Fund at the time of such determination.

                            TAXATION OF SHAREHOLDERS

As described above: (i) the Tax Free Money Fund Investment is designed to provide investors with current income excluded from gross income for Federal income tax purposes and (ii) the NY Tax Free Money Fund Investment is designed to provide investors with current income excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Free Money Fund Investment or the NY Tax Free Money Fund Investment would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Distributions of net realized long-term capital gains ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Each Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

Shareholders should consult their tax advisors to assess the consequences of investing in a Fund under state and local laws and to determine whether dividends paid by a Fund that represent interest derived from U.S. Government Obligations are exempt from any applicable state or local income taxes.

Exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for federal income tax purposes. Because the Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds will not be deductible for Federal income and New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder of these Funds, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by one of these Funds which represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus for these Funds, some or all of a Fund's dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) subject to a Federal alternative minimum tax, the Federal "branch profits" tax or the Federal "excess net passive income" tax.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a backup withholding tax at the current rate with respect to any taxable dividends and distributions. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of a Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from that Fund during that year. Each Tax Free Money Fund Investment and NY Tax Free Money Fund Investment shareholder will receive after the close of the calendar year an annual statement as to the Federal income (and, in the case of the NY Tax Free Money Fund Investment, New York State and City) personal income tax status of his dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded from Federal income taxation or exempt from New York State and City personal income taxation, and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Funds earn taxable net investment income, each of the Funds intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                            PERFORMANCE INFORMATION

From time to time, the Trust may advertise "current yield," "effective yield" and/or "tax equivalent yield" for a Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax free yield. It is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. The Trust may include this information in sales material and advertisements for a Fund.

Yield is a function of the quality, composition and maturity of the securities held by the corresponding Fund and operating expenses of a Fund. In particular, a Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of a Fund will tend to be somewhat lower than the prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested by the Fund in instruments producing higher yields than the balance of that Fund's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of a Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

From time to time, advertisements or reports to shareholders may compare the yield of a Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Tax Free Money Investment Fund and the NY Tax Free Money Fund Investment might be compared with IBC State Specific All Tax Free Money Investment Average and IBC Stockbroker and General Purpose All Tax Free Money Investment Fund Average, which are averages compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of a Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of a Fund might also be compared without the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Funds, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include listings of investment securities held by a Fund at those dates. Annual reports are audited by independent accountants.

From time to time a Fund may quote its performance in terms of "current yield," "effective yield" or "tax equivalent yield" in reports or other communications to shareholders or in advertising material.

The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value. The tax equivalent yields of the Tax Free Money Investment and the NY Tax Free Money Investment are computed by dividing the portion of a Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax exempt.

The yields are then calculated as follows:

Base Period Return      =       Net Change in Account Value
                                ---------------------------
                                Beginning Account Value

Current Yield           =       Base Period Return x 365/7

Effective Yield         =       [(1 + Base Period Return)][POWER OF ^365/7] - 1

Tax Equivalent Yield    =       Current Yield
                                -------------
                                (1 - Tax Rate)

The following table sets forth various measures of the performance for the Funds for the seven days ended December 31, 2002.

                        TAX FREE                NY TAX FREE
                       MONEY FUND                MONEY FUND
                      INVESTMENT *              INVESTMENT **
                      ------------              -------------
Current Yield             0.76%                     0.72%
Effective Yield           0.76%                     0.72%
Tax Equivalent Yield      1.24%                     1.26%

----------

*        Assumes a maximum Federal rate of 38.6%.

** Assumes a maximum combined Federal, New York State and New York City tax rate of 42.81%

                              FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended December 31, 2002, are incorporated herein by reference to the Funds' Annual Report dated December 31, 2002. A copy of the Funds' Annual Report may be obtained without charge by contacting the Funds' Service Center at 1-800-730-1313.

                                    APPENDIX

DESCRIPTION OF RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH IBCA, INC. ("FITCH") CORPORATE BOND RATINGS:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien f in many cases directly following an AAA security f or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

AA+, AA, AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

AAA--Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH COMMERCIAL PAPER RATINGS:

F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION  OF  DUFF &  PHELPS'  COMMERCIAL  PAPER  RATINGS:

Duff 1+--Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DESCRIPTION OF THOMPSON BANK WATCH SHORT-TERM RATINGS:

T-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

T-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

T-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

T-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMPSON BANKWATCH LONG-TERM RATINGS:

AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high. AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

BB--While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B--Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC--Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC--"CC" is applied to issues that are  subordinate to other  obligations  rated
"CCC"  and  are  afforded  less   protection  in  the  event  of  bankruptcy  or
reorganization.

D--Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

Ratings in the Long-Term Debt categories may include a plus (+) or Minus (-) designation, which indicates where within the respective category the issue is placed.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                 April 30, 2003,
                    AS REVISED MAY 16, 2003, AS FURTHER REVISED JANUARY 23, 2004

INVESTMENT ADVISOR OF THE FUNDS
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
One Heritage Drive - JPB/2N
North Quincy, MA 02171

ADMINISTRATOR
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, MD 21201

TRANSFER AGENT
Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

COUNSEL
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip 81111R205
Cusip 81111R304

NYTXFMFREESAI (1/04)